EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 1996, included in Edisto Resources Corporation's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

                                    ARTHUR ANDERSEN LLP

Houston, Texas
November 25, 1996

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